Exhibit 4.12

J. B. POINDEXTER & CO., INC.

As Issuer

THE SUBSIDIARY GUARANTORS NAMED HEREIN

As Guarantors

WILMINGTON TRUST COMPANY

As Trustee

SIXTH SUPPLEMENTAL INDENTURE

Dated as of September 4, 2007

to

INDENTURE

Dated as of March 15, 2004

8¾ % Senior Notes Due 2014

SIXTH SUPPLEMENTAL INDENTURE, dated as of September 4, 2007, (herein called this “Supplemental Indenture”) among J.B. POINDEXTER & CO., INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), having its principal office at 1100 Louisiana Street, Suite 5400, Houston, Texas 77002, each of MORGAN TRUCK BODY, LLC, a Delaware limited liability company (as successor in interest to Morgan Corporation, a New Jersey corporation “Morgan”), TRUCK ACCESSORIES GROUP, LLC, a Delaware limited liability company (as successor in interest to Truck Accessories Group, Inc., a Delaware corporation “TAG”), LOWY GROUP, INC., a Delaware corporation (“Lowy”), EFP, LLC, a Delaware limited liability company (as successor in interest to EFP Corporation, a Delaware corporation “EFP”), MIC GROUP, LLC, a Delaware limited liability company (as successor in interest to MIC Group, Inc., a Delaware corporation “MIC”), RAIDER INDUSTRIES, INC., a Saskatchewan corporation (“Raider”), SWK HOLDINGS, INC., a Texas corporation (“SWK”), UNIVERSAL BRIXIUS, LLC, a Delaware limited liability company (as successor in interest to Universal Brixius, Inc., a Wisconsin corporation “Brixius”), MORGAN TRAILER FINANCIAL CORPORATION, a Nevada corporation (“MTFC”), MORGAN TRAILER FINANCIAL MANAGEMENT, L.P., a Texas limited partnership (“MTFMLP”), MORGAN OLSON, LLC, a Delaware limited liability company (as successor in interest to Morgan Olson Corporation, a Delaware corporation “MOC”), COMMERCIAL BABCOCK INC., an Ontario corporation (“CB”), FEDERAL COACH LLC, a Delaware limited liability company (“Federal”), EAGLE SPECIALTY VEHICLES, LLC, a Delaware limited liability company (as successor in interest to Eagle Specialty Vehicles, Inc., an Ohio corporation (“Eagle”), STATE WIDE ALUMINUM, INC., an Indiana corporation (“State Wide”), RICHARD’S MANUFACTURING COMPANY, an Oklahoma corporation (“Richard’s”), MIC MACHINING GROUP S. de R.L. de C.V., a Mexican corporation (“MIC Mexico”), TARLTON SUPPLY CO., a Texas corporation (“Tarlton”), HANDLEY, L.P., a Texas limited partnership (“Handley”), and MACHINE & MANUFACTURING I, INC., a Texas Corporation (“M&M”) (Morgan, TAG, Lowy, EFP, MIC, Raider, SWK, Brixius, MTFC, MTFMLP, MOC, CB, Federal, Eagle and State Wide, are collectively called the “Subsidiary Guarantors” and Richard’s, MIC Mexico, Tarlton, Handley and M&M, are collectively called the “Additional Guarantors”), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, having its principal corporate trust office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware, as Trustee (herein called the “Trustee”).

R E C I T A L

WHEREAS, the Company, the Subsidiary Guarantors and the Trustee are parties to that certain Indenture, dated as of March 15, 2004, as amended by the First Supplemental Indenture dated as of December 14, 2004, the Second Supplemental Indenture dated as of June 10, 2005, the Third Supplemental Indenture dated as of January 9, 2006, the Fourth Supplemental Indenture dated as of April 17, 2006 and the Fifth Supplemental Indenture dated as of September 30, 2006 (the “Indenture”) governing the Company’s 8¾ % Senior Notes due 2014 (the “Securities”) issued thereunder;

WHEREAS, Section 9.01(4) of the Indenture provides that, without the consent of any Holders, the Company, the Subsidiary Guarantors, and the Trustee, at any time and from time to time, may supplement the Indenture, in form satisfactory to the Trustee, for the purpose of allowing additional guarantors to become Subsidiary Guarantors of the obligations of the Company and those of each other Subsidiary Guarantor under the Indenture and the Securities; provided such action pursuant to Section 9.01 shall not adversely affect the interests of the Holders in any material respect;

WHEREAS, MIC has previously acquired all of the outstanding stock of Richard’s, MIC Mexico, Tarlton and M&M and all of the partnership interests in Handley; and

WHEREAS, the Board of Directors of the Company has determined that making each of the Additional Guarantors a Guarantor of the Indenture does not adversely affect the interests of the Holders in any material respect;

WHEREAS, the Company and the Subsidiary Guarantors pursuant to the foregoing authority, propose in and by this Supplemental Indenture to amend and supplement the Indenture as provided in this Supplemental Indenture, and request the Trustee to enter into this Supplemental Indenture; and

WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company, the Subsidiary Guarantors, the Additional Guarantors and the Trustee and a valid amendment of and supplement to the Indenture have been done;

NOW, THEREFORE, for and in consideration of the premises, it is mutually covenanted and agreed for the equal and proportionate benefit of all Holders of the Securities:

SECTION 1.  Definitions. All terms used in this Supplemental Indenture which are not defined in this Supplemental Indenture and which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 2.  Agreement to Guarantee. Each Additional Guarantor hereby agrees and confirms that, by its execution and delivery of this Fifth Supplemental Indenture, it will be deemed to be a “Guarantor” for all purposes of the obligations of the Company and those of each other Subsidiary Guarantor under the Indenture and the Securities, and shall have all the obligations of a Subsidiary Guarantor hereunder with the same effect as if it had been named a Subsidiary Guarantor in the Indenture and the Securities. Each Additional Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions in the Indenture and the Securities applicable to a Subsidiary Guarantor.

SECTION 3.  Incorporation of Supplemental Indenture. All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture, and the Indenture, as supplemented and amended by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

SECTION 4.  Headings. The Article and Section headings of this Supplemental Indenture are for convenience only and shall not affect the construction hereof.

SECTION 5.  Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 6.  Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be part of and govern this Supplemental Indenture, the latter provision shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Supplemental Indenture as so modified or to be excluded, as the case may be.

SECTION 7.  Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Company or any Subsidiary Guarantor shall bind its respective successors and assigns, whether so expressed or not.

SECTION 8.  Separability Clause. In case any provisions in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 9.  Benefits of Supplemental Indenture. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.

SECTION 10.  Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunder affixed and attested, all as of the date and year first above written.

Attest:	J. B. POINDEXTER & CO., INC.

By:
Robert S. Whatley
Vice President

Attest:	MORGAN TRUCK BODY, LLC

By:
Robert S. Whatley
Vice President

Attest:	TRUCK ACCESSORIES GROUP, LLC

By:
Robert S. Whatley
Vice President

Attest:	LOWY GROUP, INC.

By:
Robert S. Whatley
Vice President

Attest:	EFP, LLC

By:
Robert S. Whatley
Vice President

Attest:	MIC GROUP, LLC

By:
Robert S. Whatley
Vice President

RAIDER INDUSTRIES, INC.
a Saskatchewan corporation
Attest:

By:
Robert S Whatley
Vice President

Attest:		SWK HOLDINGS, INC.

By:
Robert S. Whatley
Vice President

Attest:		UNIVERSAL BRIXIUS, LLC

By:
Robert S. Whatley
Vice President

MORGAN TRAILER FINANCIAL
CORPORATION
Attest:

By:
Robert S. Whatley
Secretary

MORGAN TRAILER FINANCIAL
MANAGEMENT, L.P.

Attest:	By:	Morgan Truck Body, LLC, its general partner

By:
Robert S. Whatley
Vice President

Attest:	MORGAN OLSON, LLC

By:
Robert S. Whatley
Vice President

Attest:	COMMERCIAL BABCOCK INC.

By:
Robert S. Whatley
Vice President

FEDERAL COACH LLC
Attest:

By:
Name: Robert S. Whatley
Title: Vice president

EAGLE SPECIALTY VEHICLES, LLC
Attest:

By:
Name: Robert S. Whatley
Title: Vice president

STATE WIDE ALUMINUM, INC.
Attest:

By:
Name: Robert S. Whatley
Title: Vice president

RICHARD’S MANUFACTURING COMPANY.

By:
Name: Robert S. Whatley
Title: Vice president

MIC MACHINING GROUP S. de R.L. de C.V.
Attest:

By:
Name:
Title:

TARLTON SUPPLY CO.
Attest:

By:
Name: Robert S. Whatley
Title: Vice president

HANDLEY, L.P.
Attest:

	By:	MIC Group, LLC,
Its general partner

By:
Name: Robert S. Whatley
Title: Vice president

MACHINE & MANUFACTURING I, INC.
Attest:

By:
Name: Robert S. Whatley
Title: Vice President

Attest:	WILMINGTON TRUST COMPANY

By:
Name:
Title:

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of J. B. Poindexter & Co., Inc., a Delaware corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Morgan Truck Body, LLC, a Delaware limited liability company, one of the companies described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Managers of said company.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Truck Accessories Group, LLC, a Delaware limited liability company, one of the companies described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Managers of said company.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Lowy Group, Inc., a Delaware corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of EFP, LLC, a Delaware limited liability company, one of the companies described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Managers of said company.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of MIC Group, LLC, a Delaware limited liability company, one of the companies described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Managers of said company.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Raider Industries Inc., a corporation formed in Saskatchewan, Canada, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of SWK Holdings, Inc., a Texas corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Universal Brixius, LLC, a Delaware limited liability company, one of the companies described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Managers of said company.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Secretary of Morgan Trailer Financial Corporation, a Nevada corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Morgan Truck Body, LLC, a Delaware limited liability company and the general partner of Morgan Trailer Financial Management, L.P., a Texas limited partnership, one of the legal entities described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Managers of Morgan Truck Body, LLC as General Partner of Morgan Trailer Financial Management, L.P.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Morgan Olson, LLC, a Delaware limited liability company, one of the companies described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Managers of said company.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley, to me known, who, being by me duly sworn, did depose and say that he is Vice President of Commercial Babcock, Inc., a corporation formed in Ontario, Canada, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley to me known, who, being by me duly sworn, did depose and say that he is Vice President of Federal Coach LLC, a Delaware limited liability company, one of the companies described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Managers of said company.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley to me known, who, being by me duly sworn, did depose and say that he is Vice President of Eagle Specialty Vehicles, LLC, a Delaware limited liability company, one of the companies described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Managers of said company.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley to me known, who, being by me duly sworn, did depose and say that he is Vice President of State Wide Aluminum, Inc., an Indiana corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley to me known, who, being by me duly sworn, did depose and say that he is Vice President of Richard’s Manufacturing Company, an Oklahoma corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley to me known, who, being by me duly sworn, did depose and say that he is Vice President of Tarlton Supply Co., a Texas corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley to me known, who, being by me duly sworn, did depose and say that he is Vice President of MIC Group, LLC as general partner of Handley, L.P., a Texas corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came                            to me known, who, being by me duly sworn, did depose and say that he is                          of MIC MACHINING GROUP S. de R.L. de C.V., a Mexican corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

Notary Public

STATE OF TEXAS	§
	§	ss.
COUNTY OF HARRIS	§

On the        day of October, 2007, before me personally came Robert S. Whatley to me known, who, being by me duly sworn, did depose and say that he is Vice President of Machine & Manufacturing I Inc., a Texas corporation, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.

STATE OF DELAWARE	§
	§	ss.
COUNTY OF	§

On the          day of October, 2007, before me personally came                                        to me known, who, being by me duly sworn, did depose and say that [he – she] is                                                         of Wilmington Trust Company, as Trustee described in and which executed the foregoing instrument, and that [he – she] signed [his – her] name thereto by authority of the Board of Directors of said corporation.

Notary Public